EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his/her capacity as an officer of Tejon Ranch Co. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his own knowledge:

•	The Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	The information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

A signed original of this written statement required by Section 906 has been provided to Tejon Ranch Co. and will be retained by Tejon Ranch Co., and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 10, 2004

/s/ ROBERT A. STINE

Robert A. Stine, Chief Executive Officer

/s/ ALLEN E. LYDA

Allen E. Lyda Chief Financial Officer